UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                    03/15/04
                Date of Report (Date of earliest event reported)

                               SAFECO CORPORATION
               (Exact name of registrant as specified in Charter)

             WASHINGTON              1-6563             91-0742146
            (State or other        (Commission         (IRS Employer
            jurisdiction of         File Number)      Identification No.)
            incorporation)

             Safeco Plaza, Seattle, Washington            98185
           (Address of principal executive offices)     (Zip Code)

                                 (206) 545-5000
                         (Registrant's telephone number,
                              including area code)

Item 5. Other Events

Safeco Signs Definitive Agreement to Sell Life & Investments Operations to Investor Group Led by White Mountains and Berkshire Hathaway. Also Announces Agreement to Sell Talbot Financial Corporation to Senior Management Group; Total Proceeds Estimated at $1.44 Billion

Exhibit 1 - Press Release
Exhibit 2 - Stock Purchase Agreement dated March 15, 2004, by and among Safeco
            Corporation, General America Corporation, White
            Mountains Insurance Group, Ltd, and Occum Acquisition Corp.
Exhibit 3 - Stock Purchase Agreement dated March 15, 2004, by and among
            Satellite Acquisition Corporation, Safeco Corporation and General America Corporation.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       SAFECO CORPORATION
                                       -----------------------------
                                       Registrant


Dated:  March 15, 2004                 /s/ MAURICE S. HEBERT
                                       -----------------------------
                                       Maurice S. Hebert
                                       Vice President and Controller